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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): May 22, 1997


                              DRYPERS CORPORATION
            (Exact name of registrant as specified in its charter)


        DELAWARE                   0-23422                 76-0344044
(State of Incorporation)     (Commission File No.)       (IRS Employer
                                                      Identification No.)


         1415 WEST LOOP SOUTH
            HOUSTON, TEXAS                                 77055
(Address of principal executive offices)                 (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 682-6848

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ITEM 5. OTHER EVENTS

        On May 22, 1997, Drypers Corporation (the "Company") announced its intention to make a private offering of $100,000,000 in aggregate principal amount of Senior Notes due 2007. Pursuant to Rule 135c(d) promulgated under the Securities Act of 1933, as amended, the press release issued in connection with the announcement is filed with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated by reference.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

        The following document is filed as an exhibit to this report in accordance with Item 601 of Regulation S-K.

        99.1 Press Release dated May 22, 1997.




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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DRYPERS CORPORATION

Dated:  May 23, 1997                   By: /s/ WALTER V. KLEMP
        ------------                       -----------------------
                                           Walter V. Klemp
                                           Chairman of the Board and
                                           Co-Chief Executive Officer
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                                 EXHIBIT INDEX

EXHIBIT NUMBER                 DOCUMENT                       PAGE NUMBER
--------------                 --------                       -----------
   99.1             Press Release dated May 22, 1997               5